Aaker, William R.....................Associate VP/Investment Officer
Abzug, Paul A.........................................Vice President
Acord, Donald F...................................Investment Officer
Adams, A. Michael..................Vice President/Investment Officer
Adams, Terry L........................................Vice President
Adamski, Mary K....................................Managing Director
Agner, Benjamin J..................................Managing Director
Ahlbrecht, James R.................Vice President/Investment Officer
Alan, Lawrence........................................Vice President
Alber, Brett G..............................Associate Vice President
Alepra, Peter F...................................Investment Officer
Allen, Bruce G.....................Vice President/Investment Officer
Allis, Peter D.....................Vice President/Investment Officer
Altman, Clea T........................................Vice President
Alvord, Steven L..................................Investment Officer
Ament, Dan A......................................Investment Officer
Ament, Jeffrey R..................................Investment Officer
Anderson, David L..................Vice President/Investment Officer
Anderson, John A...................Vice President/Investment Officer
Anderson, Karen J........................First VP/Investment Officer
Anderson, Kurt S..................................Investment Officer
Anderson, Rodney G.......................First VP/Investment Officer
Anderson Rons, Bonnie M...............................Vice President
Andras, Rudolph P.....................................Vice President
Andreasen, Grant K................................Investment Officer
Andrews, George A....................Associate VP/Investment Officer
Appel, John C....................President & Chief Operating Officer
Archia, Adrienne J.................................Managing Director
Armour, James M......................Associate VP/Investment Officer
Arnold, Robert D...................Vice President/Investment Officer
Aronson, Gary L....................Vice President/Investment Officer
Arora, Sanjiv.........................................Vice President
Artus, Douglas E......................................Vice President
Aster, Gary A......................................Managing Director
Atkinson, Richard W..................Associate VP/Investment Officer
Augustine, James D................................Investment Officer
Auker, Randall B........................Senior VP/Investment Officer
Aymond, John C....................First VP/Inst'l Fixed Income Sales
Bachmann, Donald R...................Associate VP/Investment Officer
Bailey, Mark W.....................Vice President/Investment Officer
Bakalars, Michael J...............................Investment Officer
Baker, Michael J.........................First VP/Investment Officer
Baker, Rosalyn Wallach............................Investment Officer
Bankord, Mark A.........................Senior VP/Investment Officer
Barber Jr, Eddie C................................Investment Officer
Barnhart, William C...................................Vice President
Barr, Donald L.....................Vice President/Investment Officer
Barrington, Jr, Richard F............Associate VP/Investment Officer
Bast, Maryann E.........................Senior VP/Investment Officer
Bauchman, Nancy A.......................Senior VP/Investment Officer
Bauman, Terry P......................Associate VP/Investment Officer
Bave, John H..........................................Vice President
Bayless, Glen R......................Associate VP/Investment Officer
Bayless, Robert E.......................Senior VP/Investment Officer
Beck, Donald W....................................Investment Officer
Begun, Timothy E..................................Investment Officer
Bell, Steven H.....................................Managing Director
Belski, Brian G.......................................Vice President
Bennett, Carolyn L...................Associate VP/Investment Officer
Benson, James G....................Vice President/Investment Officer
Betts, David H.....................Vice President/Investment Officer
Bevington, Lynn A..................Vice President/Investment Officer
Bharmal, Jamaluddin R................Associate VP/Investment Officer
Bingham, Kent D....................Vice President/Investment Officer
Bird, Michael A....................................Managing Director
Bishop, James R.......................................Vice President
Black, Joel D......................................Managing Director
Blackledge, Frederick C............................Managing Director
Blanchard, Robert L................Vice President/Investment Officer
Bledsoe, Jr, Gilbert H..................Senior VP/Investment Officer
Blind, Bradley J..................................Investment Officer
Boat, Shawn C........................Associate VP/Investment Officer
Bohoskey, Charles W......................First VP/Investment Officer
Bolay, Peter F.....................Vice President/Investment Officer
Bolken, Lowell R......................................Vice President
Bond, Greg E.........................Associate VP/Investment Officer
Bongaarts, Michael V..............................Investment Officer
Bouquet, James B..................................Investment Officer
Bowen, Fred.................................Associate Vice President
Bowman, Mark B....................................Investment Officer
Brady, Eileen Samantha.............Vice President/Investment Officer
Brady, Patrick M.........................First VP/Investment Officer
Brass, Alan..............................First VP/Investment Officer
Braucht, William C......................Senior VP/Investment Officer
Brawner, Gene E..........................First VP/Investment Officer
Bredice, William T................................Investment Officer
Brenna, Mark L.....................Vice President/Investment Officer
Brenton, Craig C..................................Investment Officer
Brezovar, Frank H..................Vice President/Investment Officer
Bright, David J......................Associate VP/Investment Officer
Bromelkamp, David J................Vice President/Investment Officer
Brooke, Robert W..................Vice President/Inst'l Equity Sales
Brugger, Kent V..........................First VP/Investment Officer
Brumley, John Blair...................................Vice President
Brunkhorst, George F...............Vice President/Investment Officer
Bryans, Robert P..................................Investment Officer
Budd, Jr, Stephen E................Vice President/Investment Officer
Buelow, Jeffrey S........................First VP/Investment Officer
Bunnell, Don M.....................Vice President/Investment Officer
Buol, Christopher G................Vice President/Investment Officer
Burback, Laura A..................................Investment Officer
Burns, Scott A....................................Investment Officer
Burr, Daniel H.....................Vice President/Investment Officer
Bush, William D....................Vice President/Investment Officer
Buskirk, Brian W...................Vice President/Investment Officer
Buss, David C...............................Associate Vice President
Buss, Robert E.......................Associate VP/Investment Officer
Buttress, Paul W............................Associate Vice President
Byrd, Jr, Richard E............................Senior Vice President
Byrne, Jr, Cletus E................Vice President/Investment Officer
Byron, Linda R..............................Associate Vice President
Cable, John P........................Associate VP/Investment Officer
Calkins, Patrick R................................Investment Officer
Calta, Frank.......................................Managing Director
Calvert, Martin L..................Vice President/Investment Officer
Camarigg, Daniel S................................Investment Officer
Campbell, Crawford M..............................Investment Officer
Campbell, George F................................Investment Officer
Cardinal, David L.......................Senior VP/Investment Officer
Carlson, Bruce E........................Senior VP/Investment Officer
Carlson, Charles K.................Vice President/Investment Officer
Carlson, Kathryn M................................Investment Officer
Carpenter, Kevin D.................................Managing Director
Carrington, William T.................................Vice President
Carroll, Patrick D.................Vice President/Investment Officer
Carter, Michael A.......................Senior VP/Investment Officer
Casey, Terence J...................................Managing Director
Cavanor, Paul K.......................................Vice President
Caverly, Scott E.....................Associate VP/Investment Officer
Cavitt, Carolyn H.................................Investment Officer
Ceaser, Gregg L....................Vice President/Investment Officer
Ceja, Lynn M................................Associate Vice President
Champer, Leonard A................................Investment Officer
Chandler, Richard A...................................Vice President
Chapman, James D.........................First VP/Investment Officer
Chapman, Walter S....................Associate VP/Investment Officer
Cheney, Cynthia H...........................Associate Vice President
Chernow, Robert W..................Vice President/Investment Officer
Chester, Sheldon.........................First VP/Investment Officer
Chochrek, Suzanne M...................................Vice President
Christensen, Michael L...................First VP/Investment Officer
Cinquina, Sandra S....................................Vice President
Civello, Nelson D...........................Executive Vice President
Clark, Cary R......................Vice President/Investment Officer
Clark, Daryl P.....................Vice President/Investment Officer
Claxton, John L....................Vice President/Investment Officer
Clay, John C............................Senior VP/Investment Officer
Clinton, Richard J.................................Managing Director
Coffey, Susan E....................................Managing Director
Coffman, Gregory S....................................Vice President
Coglianese, Angelo J..............First VP/Inst'l Fixed Income Sales
Cohen, Susan L...........................First VP/Investment Officer
Coit, Dennis A.....................Vice President/Investment Officer
Colianni, Joseph G....................................Vice President
Collins, Leo T.....................Vice President/Investment Officer
Conley, Roger R......................Associate VP/Investment Officer
Conway, Thomas W...................Vice President/Investment Officer
Cooper, Robert A........................Senior VP/Investment Officer
Corn, David M......................Vice President/Investment Officer
Cory, Rebecca B......................Associate VP/Investment Officer
Cossel, Larry G......................Associate VP/Investment Officer
Courtney, Darrel G................................Investment Officer
Coverdale, Christine F.............................Managing Director
Covlin, Harold D.........................First VP/Investment Officer
Cowling, Michael D.................Vice President/Investment Officer
Coxhead, Thomas L..................Vice President/Investment Officer
Crabtree, Benjamin B...............................Managing Director
Craw, Nelson E.....................Vice President/Investment Officer
Crawford, John C...................Vice President/Investment Officer
Crawford, Richard P................Vice President/Investment Officer
Crosby, David E..........................First VP/Investment Officer
Crowe, Elizabeth E....................................Vice President
Crowell, Charles A......................Senior VP/Investment Officer
Cunniff, Jeffrey L................................Investment Officer
Dabney, Reid J........................................Vice President
Daggatt, Diane H......................................Vice President
Dagher, John B....................First VP/Inst'l Fixed Income Sales
Dagher, Matthew....................................Managing Director
Daniels, Mary M....................Vice President/Investment Officer
Danskin, James W..................................Investment Officer
Davidge, Jr, Edward C..............Vice President/Investment Officer
Davidson, Randy L.................................Investment Officer
Davis, Michael B.....................Associate VP/Investment Officer
Davis, Thomas K......................Associate VP/Investment Officer
Deeny, Patricia...................................Investment Officer
Delzell, Gerald G........................First VP/Investment Officer
Denner, Stephen S.......................Senior VP/Investment Officer
Derose, Christine A...............................Investment Officer
Dewalt, Stephen R..................Vice President/Investment Officer
Dickey, Robert F...................................Managing Director
Dickson, Michael J................................Investment Officer
Dietz, Robert W...................................Investment Officer
Diley, John Jay.......................................Vice President
Diloreto, Lucio J........................First VP/Investment Officer
Discher, Brett S......................................Vice President
Dixon, Brenda K......................Associate VP/Investment Officer
Dobesh, Gregory T....................Associate VP/Investment Officer
Dockendorff, John G...................................Vice President
Doerr, Jeffrey L...................Vice President/Investment Officer
Domgard, James R.....................Associate VP/Investment Officer
Dorr, Philip M........................................Vice President
Dorsey, Michael A.....................................Vice President
Dorweiler, Robert P...................................Vice President
Dow, Philip S.............................Managing Director/Director
Drake, Harry S...........................First VP/Investment Officer
Drexel, H. Grayson.................Vice President/Investment Officer
Drexler, Stephen J.............................Senior Vice President
Drummond, Michael S............................Senior Vice President
Duke, Jonathan N......................................Vice President
Dumphy, Thomas A........................Senior VP/Investment Officer
Dunn, Leonard E..........................First VP/Investment Officer
Dunning, Kyle L....................Vice President/Investment Officer
Dutcher, James D........................Senior VP/Investment Officer
Dutton, Michael E..................Vice President/Investment Officer
Dykstra, Jack E...................................Investment Officer
Eckert, James O....................Vice President/Investment Officer
Eder, Donald L..........................Senior VP/Investment Officer
Edmiston, Robert B....................................Vice President
Egan, Francis X..........................First VP/Investment Officer
Eggebrecht, Donald R..............................Investment Officer
Eisenberg, Noah..........................First VP/Investment Officer
Elliott, Patrick D.................Vice President/Investment Officer
Ellis, Sally A.....................Vice President/Investment Officer
Ellsworth, Brian A.......................First VP/Investment Officer
Elmore, Jennifer L.................Vice President/Investment Officer
Elston, Mark J..........................Senior VP/Investment Officer
Elvord, James E....................Vice President/Investment Officer
Erickson, Duane A...........................Associate Vice President
Ernst, Randy F.....................Vice President/Investment Officer
Ernst, Ronald R..........................First VP/Investment Officer
Erzar, Thomas B....................Vice President/Investment Officer
Eslinger, Carol S.....................................Vice President
Etteldorf, A. Robert........................Associate Vice President
Etter, C F.........................Vice President/Investment Officer
Eubank, George B.....................Associate VP/Investment Officer
Evans, David J..........................Senior VP/Investment Officer
Fagerburg, Michael A...............Vice President/Investment Officer
Fahnhorst, Keith V.................Vice President/Investment Officer
Fahrer, Robert F...................Vice President/Investment Officer
Faler, Mark H........................Associate VP/Investment Officer
Falk, Robert A..........................Senior VP/Investment Officer
Fallon, Jr, Francis X.....................Managing Director/Director
Fanelli, Jr, Daniel G....................First VP/Investment Officer
Fanning, Brian B...................Vice President/Investment Officer
Fanning, Kevin P...................Vice President/Investment Officer
Farni, Sr, Jeffrey L...............Vice President/Investment Officer
Farr, Michael T....................Vice President/Investment Officer
Fedje, Noel I............................First VP/Investment Officer
Felicetta, Lee..........................Senior VP/Investment Officer
Festa, Michael..............Vice President/Inst'l Fixed Income Sales
Fiacco, Ronald J.....................Associate VP/Investment Officer
Finucan, Roger J...................Vice President/Investment Officer
Fisher, Harrison...............................Senior Vice President
Fisher, John L.....................Vice President/Investment Officer
Fitzpatrick, Joseph B.................................Vice President
Flaherty, Jr, Joseph W.............................Managing Director
Flake, Carla G........................................Vice President
Fleck, Brian S....................................Investment Officer
Flesch, Daniel E...................Vice President/Investment Officer
Foerster, III, Harry Robert...........................Vice President
Folino, Alison.....................................Managing Director
Ford, William D....................Vice President/Investment Officer
Foster, Elizabeth A................Vice President/Investment Officer
Frederick, Melvin L......................First VP/Investment Officer
Frederick, Mitchell S................Associate VP/Investment Officer
Freeman, Paul I.........................Senior VP/Investment Officer
Frey, William T...................................Investment Officer
Friar, James P...........................First VP/Investment Officer
Friedman, George E.................Vice President/Investment Officer
Froelich, Jr, Francis J............Vice President/Investment Officer
Fuhr, Lisa A..........................................Vice President
Fuller, Charles L....................Associate VP/Investment Officer
Fullerton, Roger S...................Associate VP/Investment Officer
Gabbert, Roger D.........................First VP/Investment Officer
Gabel, Thomas E.........................First VP/Inst'l Equity Sales
Gall, J. Charles...................Vice President/Investment Officer
Garcia, Charles W...........................Associate Vice President
Garlock, John H....................Vice President/Investment Officer
Gasher, Douglas S.................First VP/Inst'l Fixed Income Sales
Gates, Thomas G......................Associate VP/Investment Officer
Geenen, John T.....................Vice President/Investment Officer
Gendler, Nancy J......................................Vice President
Gesten, Richard W....................Associate VP/Investment Officer
Gifford, Ann E........................................Vice President
Gillilan, Michael S............................Senior Vice President
Gilmore, Keith R........................Senior VP/Investment Officer
Givens, John W.....................Vice President/Investment Officer
Glassburn, Richard B...............Vice President/Investment Officer
Gleason, James E.....................Associate VP/Investment Officer
Glowacki, Peter J....................Associate VP/Investment Officer
Gode, III, Orrin J.................Vice President/Investment Officer
Goetz, Leon J.........................................Vice President
Goff, Janel M.....................................Investment Officer
Goon, Mary M......................................Investment Officer
Gorsky, Dale L.....................Vice President/Investment Officer
Goss Jr, William R....................................Vice President
Gould, Timothy D...................Vice President/Investment Officer
Graves, Gregory B......................Principal - Corporate Finance
Gray, Sally J........................Associate VP/Investment Officer
Greene, G. Michael.................Vice President/Investment Officer
Greenfield, John N................................Investment Officer
Greenway, Charles E................Vice President/Investment Officer
Gribben, Joseph P....................Associate VP/Investment Officer
Griggs, Elbert C..................................Investment Officer
Griggs, John H....................................Investment Officer
Grutzner, Paul E..................................Investment Officer
Gurtcheff, Glenn A....................................Vice President
Hackett, John R..........................First VP/Investment Officer
Hackl, Kenneth J........................Senior VP/Investment Officer
Halbert, Parice C.....................................Vice President
Hale, Kelly I......................Vice President/Investment Officer
Hall, Timothy R......................Associate VP/Investment Officer
Hallin, George G.........................First VP/Investment Officer
Halstenson, Thomas J...............Vice President/Investment Officer
Halvorson, Robert J...................................Vice President
Hamlin, Robert J...................Vice President/Investment Officer
Hammer, Kenneth M..................Vice President/Investment Officer
Hanno, Dennis R....................Vice President/Investment Officer
Hansen, Brian C.............................Associate Vice President
Hansen, Gary J.....................................Managing Director
Hansen, Marcia L......................................Vice President
Hansen, Robert S.....................Associate VP/Investment Officer
Hanses, Barry......................Vice President/Investment Officer
Hanson, Sterling M...................Associate VP/Investment Officer
Happel, William R.................................Investment Officer
Hardwick, Gary W.....................Associate VP/Investment Officer
Harris, Jonathan.....................Associate VP/Investment Officer
Harris, Thomas D.....................Associate VP/Investment Officer
Hart, George C.....................Vice President/Investment Officer
Hartsough, Russell L.................Associate VP/Investment Officer
Hartung, Kenneth A................................Investment Officer
Haskell, II, Charles A.............Vice President/Investment Officer
Hasselquist, Peter L...............................Managing Director
Hassenflu, Mark E....................Associate VP/Investment Officer
Hauxwell, Stanley A................Vice President/Investment Officer
Hawke, Leah.................................Associate Vice President
Hayden, Gary F..........................Senior VP/Investment Officer
Hayes, Lawrence S....................Associate VP/Investment Officer
Hearnen, Bonnie J...........................Associate Vice President
Heck, Richard A......................Associate VP/Investment Officer
Heeren, David C......................Associate VP/Investment Officer
Heeren, Mary Ann...................Vice President/Investment Officer
Heiam, Albert E....................Vice President/Investment Officer
Heintz, Karen B.............................Associate Vice President
Heise, Russell B...............................Senior Vice President
Henderson, Linda L........................Managing Director/Director
Henry, Alan J......................Vice President/Investment Officer
Hensel, Robert A............................Assistant Vice President
Hering, Donald F...................Vice President/Investment Officer
Hert, Paul T.......................Vice President/Investment Officer
Herzberg, Mary A...................Vice President/Investment Officer
Hester, Wayne A.........................Senior VP/Investment Officer
Heupel, David E.............................Associate Vice President
Heyes, Edward K....................Vice President/Investment Officer
Hickman, Thomas J.................................Investment Officer
Higgins, J. Scott.................................Investment Officer
Hildebrand, Robert J..................................Vice President
Hildreth, Ildiko A....................................Vice President
Hill, Steven R.....................Vice President/Investment Officer
Hillman, Philip E..................Vice President/Investment Officer
Hills, Darrick L......................................Vice President
Himelright, Jr, Loring K................Senior VP/Investment Officer
Hinson, Richard C.......................Senior VP/Investment Officer
Hnastchenko, John P................Vice President/Investment Officer
Hoaglund, Elizabeth B.................................Vice President
Hodder, Edwin C....................Vice President/Investment Officer
Hoden, Thomas E...................VP/Investment Officer/Res. Manager
Hoebelheinrich, Gary L.............Vice President/Investment Officer
Hoelscher, Harold G.....................Senior VP/Investment Officer
Hoffman, Hugh J.......................................Vice President
Hogan, Shirley M..................First VP/Inst'l Fixed Income Sales
Hogue, Mary S...............................Associate Vice President
Hogue, Richard C...................Vice President/Investment Officer
Holderman, Charles J....................Senior VP/Investment Officer
Holman, Harry P..........................First VP/Investment Officer
Holmes, Jr, William B..............Vice President/Investment Officer
Holstead, George B....................................Vice President
Holtz, Lawrence C..............................Senior Vice President
Holzrichter, Daniel J.............................Investment Officer
Honl, Mark D................................Associate Vice President
Horkey, Richard W.................................Investment Officer
Horn, Robert K.....................Vice President/Investment Officer
Hostettler, Diane M...................................Vice President
Hovany, George E...................Vice President/Investment Officer
Howard, Paul S....................................Investment Officer
Hoy, Kathryn J..............................Associate Vice President
Hubick, Anthony J..................Vice President/Investment Officer
Hughes, John P........................................Vice President
Hughes, Paul V.....................................Managing Director
Huntington, Eugene F..................................Vice President
Hurst, Donna M........................................Vice President
Hyde, Dawn I...................................Senior Vice President
Iancu, Sorin.......................Vice President/Investment Officer
Idelkope, Gregory P..................Associate VP/Investment Officer
Ing, Joel C.................................Associate Vice President
Ingalls, Margaret M................Vice President/Investment Officer
Ingram, Charles R....................Associate VP/Investment Officer
Isaacson, Kim D....................Vice President/Investment Officer
Ivankoe, John.........................................Vice President
Iverson, Marvin D.................................Investment Officer
Jackson, Charles M....................................Vice President
Jacobs, Stephen E.....................................Vice President
James, Bryce A.....................Vice President/Investment Officer
Jansson, James R........................Senior VP/Investment Officer
Jennings, David B..................................Managing Director
Jensen, Jay A......................Vice President/Investment Officer
Jimmerson, Keith O.................Vice President/Investment Officer
Joas, Paul K............................Senior VP/Investment Officer
Johns, Stuart G...................................Investment Officer
Johnson, Angela C...........................Associate Vice President
Johnson, Bruce W......................................Vice President
Johnson, Charles H...................Associate VP/Investment Officer
Johnson, James A...................Vice President/Investment Officer
Johnson, Kelly J...................................Managing Director
Johnson, Nancy A............................Associate Vice President
Johnson, P. Scott....................Associate VP/Investment Officer
Johnson, Scott R..................................Investment Officer
Johnson, Tamara A.....................................Vice President
Johnson, Thomas F.................................Investment Officer
Johnson, Jr, Restor E..............................Managing Director
Johnson-Collins, Cinda L..........................Investment Officer
Johnston, James T....................Associate VP/Investment Officer
Jones, Milton Stephens.............Vice President/Investment Officer
Jones, Roger C.....................................Managing Director
Jordan, Jeffrey D..................Vice President/Investment Officer
Jordan, Jr, Thomas R...............Vice President/Investment Officer
Josephsen, Tom.....................Vice President/Investment Officer
Josephson, Wayne A....................................Vice President
Jussila, William A...................Associate VP/Investment Officer
Kailing, Penelope W.....................Senior VP/Investment Officer
Kaiser, Harold L.........................First VP/Investment Officer
Kalivas, Christine S..................................Vice President
Kalland, James A..................................Investment Officer
Kamrowski, Kevin J...................Associate VP/Investment Officer
Kappes, Jon M.....................................Investment Officer
Kappes, Kenneth J........................First VP/Investment Officer
Karlman, Robert L..................Vice President/Investment Officer
Kassem, Leyla G.......................................Vice President
Kauth, Kenneth C.....................Associate VP/Investment Officer
Kava-Dolan, Cecelia................Vice President/Investment Officer
Kavanagh, Michael R............................Senior Vice President
Kaye, Howard L.....................Vice President/Investment Officer
Kazak, Joseph L.............................Associate Vice President
Kearney, Jr, Norman L..............Vice President/Investment Officer
Keene, David.......................Vice President/Investment Officer
Keith, Richard L.....................Associate VP/Investment Officer
Keller, Richard A..................Vice President/Investment Officer
Kellett, Scott B.....................Associate VP/Investment Officer
Kelley, Frank E.........................Senior VP/Investment Officer
Kelley, Gregory G.......................Senior VP/Investment Officer
Kelley, Richard W.......................Senior VP/Investment Officer
Kelly, James E.....................Vice President/Investment Officer
Kelly, Mark D......................Vice President/Investment Officer
Kennedy, Mary Ann.................................Investment Officer
Kennedy, Patrick G.................Vice President/Investment Officer
Kenny, Edward P......................Associate VP/Investment Officer
Kensinger, Jr, Don G..............................Investment Officer
Kenyon, Henry David......................First VP/Investment Officer
Keppler, Anthony J................................Investment Officer
Kerber, William J.......................Senior VP/Investment Officer
Kermeen, Deborah J....................................Vice President
Kerr, James P..................................Senior Vice President
Ketcher, Richard L...................Associate VP/Investment Officer
Ketelsleger, Kevin..............................First Vice President
Keysser, Ralf Donald...............................Managing Director
Khouri, Debra S....................Vice President/Investment Officer
Kidd, William L.........................Senior VP/Investment Officer
King, Al...........................Vice President/Investment Officer
King, John J...................................Senior Vice President
Kinsella, John P...................Vice President/Investment Officer
Kinsey, Kenneth K..................Vice President/Investment Officer
Kirkeng, Guri.........................................Vice President
Klein, David J...........................First VP/Investment Officer
Kleinschmidt, Gary A...............Vice President/Investment Officer
Klipstein, Patrick B..............................Investment Officer
Kniffin, Jr, Ogden.................................Managing Director
Knittel, Robert C..................Vice President/Investment Officer
Knorring, James P.................First VP/Inst'l Fixed Income Sales
Knotz, Susan K..............................Associate Vice President
Knudson, L. Roger....................Associate VP/Investment Officer
Koenig, Lynn R.....................Vice President/Investment Officer
Koenigs, Raymond R...................Associate VP/Investment Officer
Kolb, Daniel J.......................Associate VP/Investment Officer
Koosmann, Nancy J...........................Associate Vice President
Kougl, Maureen A.....................Associate VP/Investment Officer
Kozloff, Joseph H..............................Senior Vice President
Krauss, Richard A.....................................Vice President
Krech, Richard R......................................Vice President
Krivacs, John E...................................Investment Officer
Kroenke, Michael A...................Associate VP/Investment Officer
Krohn, William E...................Vice President/Investment Officer
Krum, Kevin.................................Associate Vice President
Kuechenmeister, Daniel P..............................Vice President
Kuehn, Gregory J..................................Investment Officer
Kurimay, Joseph W..................Vice President/Investment Officer
LaVine, Michael J....................Associate VP/Investment Officer
Laabs, Janelle S............................Associate Vice President
Laetz, Kurt R.....................................Investment Officer
Lainson, Jr, John J................Vice President/Investment Officer
Lambert, Karl R....................Vice President/Investment Officer
Lamson, Dennis R...................Vice President/Investment Officer
Lane, Alfred W..........................Senior VP/Investment Officer
Langley, Robert W.................................Investment Officer
Lankford, Philip F....................................Vice President
Lanzon, William P..................................Managing Director
Larkin, Dean R.....................Vice President/Investment Officer
Larsen, John E.....................Vice President/Investment Officer
Larson, Daniel L...................................Managing Director
Larson, Gregory A...........................Associate Vice President
Larson, Kenneth R...........................Associate Vice President
Larson, Kurt D....................................Investment Officer
Laube, David D.....................Vice President/Investment Officer
Lawrence, Christopher J...............................Vice President
Lawrence, Gordon D.......................First VP/Investment Officer
Lawson, George A...................Vice President/Investment Officer
Leach, Jr, Robert A..................Associate VP/Investment Officer
Leaverton, Karl V..............................Senior Vice President
Leavitt, Crayton D.................Vice President/Investment Officer
Lee, Steven C........................Associate VP/Investment Officer
Lehr, Leon........................................Investment Officer
Lemley, John.......................................Managing Director
Leonard, Bryan W..................First VP/Inst'l Fixed Income Sales
Leslie, Mark T........................................Vice President
Letheby, Michael J...................Associate VP/Investment Officer
Levine, Robert G...................Vice President/Investment Officer
Levy, Mark D.......................Vice President/Investment Officer
Lewis, Richard J...................Vice President/Investment Officer
Liston, Larry G....................Vice President/Investment Officer
Litt, Larry N........................Associate VP/Investment Officer
Logue, Edward J.......................................Vice President
Longsdorf, Richard M...............Vice President/Investment Officer
Lorence, Drake W...................Vice President/Investment Officer
Lukk, Ott..........................Vice President/Investment Officer
Lundquist, Steven W..................Associate VP/Investment Officer
Lunsford, Thomas R..............................First Vice President
Lutiger, James P...................Vice President/Investment Officer
Macpherson, Gary K......................Senior VP/Investment Officer
Madsen, Earl K..........................Senior VP/Investment Officer
Madsen, John K.....................Vice President/Investment Officer
Madson, Jennifer L....................................Vice President
Maertens, Raymond J...............................Investment Officer
Mague, William W............................Associate Vice President
Makela, Robert P..................................Investment Officer
Manna, Mary Ann M...........................Associate Vice President
Manno, Micheal P...................Vice President/Investment Officer
Manske, Jr, Stanley R...................Senior VP/Investment Officer
Marcotte, Daniel B.................................Managing Director
Marden, Dorothy A.................................Investment Officer
Marek, Joseph R...................................Investment Officer
Marks, Bennett E...................Vice President/Investment Officer
Marshall, James A.....................................Vice President
Martin, Matthew E....................Associate VP/Investment Officer
Mataic, Daniel J............................Associate Vice President
Mattson, Daniel E.................................Investment Officer
Mayerle, John P....................Vice President/Investment Officer
McBride, Joseph M..................Vice President/Investment Officer
McCague, Ann C........................................Vice President
McCallum, Maureen C...................................Vice President
McClellan, Dale B.....................................Vice President
McCormick, John C........................First VP/Investment Officer
McCormick, Michael S.................Associate VP/Investment Officer
McCoy, Harry A..........................Senior VP/Investment Officer
McDow, Jo Layne....................Vice President/Investment Officer
McDowell, William L................Vice President/Investment Officer
McEvoy, Shirley A..................Vice President/Investment Officer
McFarland, Devon M................................Investment Officer
McFarland, Richard D...................................Vice Chairman
McFarlin, Jeffrey C...............................Investment Officer
McGraw, Knowel K.....................Associate VP/Investment Officer
McGuire, Francine J...............................Investment Officer
McGuire, Tom W...........................First VP/Investment Officer
McHugh, William B.............Assistant VP/Inst'l Fixed Income Sales
McKellin, David W....................Associate VP/Investment Officer
McKenna, James D...................Vice President/Investment Officer
McKenzie, Kenneth P...............................Investment Officer
McLaughlin, Casey P..................Associate VP/Investment Officer
McNeil, Michael L....................Associate VP/Investment Officer
McPhail, Dan C.....................Vice President/Investment Officer
McQuaid, Michael M.................Vice President/Investment Officer
Mead, Don R..........................Associate VP/Investment Officer
Means, IV, James A.................Vice President/Investment Officer
Medved, James J...................................Investment Officer
Medved, Jerry C....................Vice President/Investment Officer
Mehrer, Roger L..........................First VP/Investment Officer
Melanson, Richard E..................Associate VP/Investment Officer
Melton, Donald R........................Senior VP/Investment Officer
Mendenhall, James P................Vice President/Investment Officer
Merback, Michael C................................Investment Officer
Merriam, Theodore D...................................Vice President
Merrill, Rhett W......................................Vice President
Metz, John W.........................Associate VP/Investment Officer
Metz, Richard T...................................Investment Officer
Meyer, Peggy L..............................Associate Vice President
Miles, Peter B...........................First VP/Investment Officer
Miller, James E......................Associate VP/Investment Officer
Miller, Joseph M.....................Associate VP/Investment Officer
Miller, Leo G.....................................Investment Officer
Misner, Jr, John W.................Vice President/Investment Officer
Mistak, Thomas L..................................Investment Officer
Moen, Phyllis E..........................First VP/Investment Officer
Mohs, Robert...............Senior VP/Investment Officer/Res. Manager
Mooney, Anthony J..................Vice President/Investment Officer
Mooney, Richard A.......................Senior VP/Investment Officer
Moore, Theodore H..................Vice President/Investment Officer
Morgan, Mark A........................................Vice President
Mortimer, Peter S..................Vice President/Investment Officer
Mortimer, Jr, Robert T.............Vice President/Investment Officer
Mueller, Craig P......................................Vice President
Mueller, Frederick B...............Vice President/Investment Officer
Mueller, Patricia A..................Associate VP/Investment Officer
Mullen, Christopher M..............Vice President/Investment Officer
Munro, Charles Blake...............Vice President/Investment Officer
Murdock, Guy B.....................................Managing Director
Murphy, James J.........................Senior VP/Investment Officer
Murphy, Kathleen R....................................Vice President
Murphy, Patrick J.................................Investment Officer
Murray, Dennis J...................................Managing Director
Myers, David E..........................Senior VP/Investment Officer
Naedler, Henry W...................Vice President/Investment Officer
Nakamura, Theodore T...............Vice President/Investment Officer
Nash, Charles F....................Vice President/Investment Officer
Naslund, Randolph W...............................Investment Officer
Nelson, Ann N...............................Associate Vice President
Nelson, David A......................Associate VP/Investment Officer
Nelson, Dennis E......................................Vice President
Nelson, Terry G...................................Investment Officer
Netzel, Thomas C..................First VP/Inst'l Fixed Income Sales
Niebler, Gregory A.................Vice President/Investment Officer
Nielson, Thomas E..................Vice President/Investment Officer
Nodler, Richard E....................Associate VP/Investment Officer
Nordstrom, Jonathan W.................................Vice President
Norris, Rocky J....................Vice President/Investment Officer
Novak, Richard S............................Associate Vice President
Nowicki, John M....................Vice President/Investment Officer
Nunes, Jr, Arthur G......................First VP/Investment Officer
O'Brien, Gordon A.................................Investment Officer
O'Connor, Gregory D...................................Vice President
O'Donnell, Steven P...................................Vice President
O'Leary, Richard M....................................Vice President
O'Malley, John C............................Executive Vice President
O'Meara, Jr, Michael J...............Associate VP/Investment Officer
Ochsenhirt, Michael C.........Assistant VP/Inst'l Fixed Income Sales
Odell, Charles K.....................Associate VP/Investment Officer
Ogiela, Gregory A..................Vice President/Investment Officer
Olanie, Eric F...........................First VP/Investment Officer
Olsen, Evan P......................................Managing Director
Olsen, Kristian A........................First VP/Investment Officer
Olson, Craig W.......................Associate VP/Investment Officer
Olson, Martin C..........................First VP/Investment Officer
Oltrogge, Gary R.....................Associate VP/Investment Officer
Orgel, Mark A...........................Senior VP/Investment Officer
Orrico, Brian J...................................Investment Officer
Owen, Faith R.........................................Vice President
Packman, Jeffrey S.................Vice President/Investment Officer
Paff, Andrea J....................................Investment Officer
Parks, William B........................Senior VP/Investment Officer
Parrott, Geraldine M...............Vice President/Investment Officer
Parsons, H. Allen.......................Senior VP/Investment Officer
Pates, John R.........................................Vice President
Patrick, Sandra S.................................Investment Officer
Patterson, James F...................Associate VP/Investment Officer
Patton, Rick L.....................Vice President/Investment Officer
Paul, Marty E......................................Managing Director
Pavish, Jessica E....................Associate VP/Investment Officer
Pawlak, Gregory S.......................Senior VP/Investment Officer
Pease, Susan R....................First VP/Inst'l Fixed Income Sales
Peck, Wendell C......................Associate VP/Investment Officer
Peckumn, Douglas G...................Associate VP/Investment Officer
Pedersen, Janie S...........................Associate Vice President
Pedersen, Leonard S................Vice President/Investment Officer
Pedersen, Richard A.....................Senior VP/Investment Officer
Pedersen, Richard J.......................Managing Director/Director
Pederson, Sandra F....................................Vice President
Penner, Cynthia L.....................................Vice President
Perrine, Jeffery A....................................Vice President
Perry, Stuart J.......................................Vice President
Peters, Daniel N...................Vice President/Investment Officer
Peterson, Gary W.........................First VP/Investment Officer
Peterson, Gregory D................Vice President/Investment Officer
Peterson, Judd M.....................Associate VP/Investment Officer
Petras, Richard G.................................Investment Officer
Pettit, Lynn R...........................First VP/Investment Officer
Peyton, John W..........................Senior VP/Investment Officer
Peyton, Robert J...................Vice President/Investment Officer
Phillips, Thomas W.................Vice President/Investment Officer
Pieh, Sam................................First VP/Investment Officer
Pietila, Bradley M................................Investment Officer
Pihaly, James R.............................Associate Vice President
Pluckhahn, Charles W...............................Managing Director
Pokela, Barbara L.....................................Vice President
Pollock, David M........................Senior VP/Investment Officer
Polydoros, Nick J.......................Senior VP/Investment Officer
Porasik, Jeffrey M...................Associate VP/Investment Officer
Posner, Robert L.........................First VP/Investment Officer
Possis, Milton C...................Vice President/Investment Officer
Pruner, Richard G........................First VP/Investment Officer
Psyhogeos, George J.........Vice President/Inst'l Fixed Income Sales
Pugsley, Paul F.............................Associate Vice President
Quade, Steven A...................................Investment Officer
Quaid, Steven P...................................Investment Officer
Qualley, Gary J....................Vice President/Investment Officer
Quello, John M..........................Senior VP/Investment Officer
Quigley, Thomas L....................Associate VP/Investment Officer
Quinn, Andrew L...................................Investment Officer
Quinn, Anne M.........................................Vice President
Quinn, David M....................................Investment Officer
Radtke, David F.........................Senior VP/Investment Officer
Radtke, Thomas J..................................Investment Officer
Rae, Robert T...........................Senior VP/Investment Officer
Rafti, William R...................Vice President/Investment Officer
Ramos, Dean A.........................................Vice President
Ranals, James E....................Vice President/Investment Officer
Randall, Barry G...................Vice President/Investment Officer
Randall, Barry W......................................Vice President
Rasmussen, Bjarne T..................Associate VP/Investment Officer
Ray, Richard C.......................Associate VP/Investment Officer
Raymond, Diane L............................Associate Vice President
Reagan, Brian J....................................Managing Director
Redding, William G...................Associate VP/Investment Officer
Redmond, Thomas P..................Vice President/Investment Officer
Ree, Scott M..........................................Vice President
Reilly, John D.....................Vice President/Investment Officer
Reinkensmeyer, Donald C...........................Investment Officer
Renn, James F.....................................Investment Officer
Reser, Alan L......................Vice President/Investment Officer
Rewey, James O..........................Senior VP/Investment Officer
Richardson, Candace L.......................Associate Vice President
Richardson, Marcia L........................Associate Vice President
Richter, Arthur H..................Vice President/Investment Officer
Rickart, Douglas L...................Associate VP/Investment Officer
Rickman, Steven R.....................................Vice President
Riggio, Robert C......................................Vice President
Ring, Ward D..........................................Vice President
Ringgaard, Todd J.................................Investment Officer
Ringsmuth, Dennis M.....................Senior VP/Investment Officer
Rippeteau, Mark E....................Associate VP/Investment Officer
Rippy, Robert E......................Associate VP/Investment Officer
Risher, Steve O...................................Investment Officer
Robertson, William B...............Vice President/Investment Officer
Robinson, William S................Vice President/Investment Officer
Robitaille, Thomas W.....................First VP/Investment Officer
Roder, Jonathan M..................Vice President/Investment Officer
Roed, Clarence Fred......................First VP/Investment Officer
Rogers, Michael K.................................Investment Officer
Romero, John A.......................Associate VP/Investment Officer
Rooney, Michael R.....................................Vice President
Ross, Michael J....................................Managing Director
Ross, William F....................Vice President/Investment Officer
Rosso, William J...............................Senior Vice President
Rupert, Gregory J.................................Investment Officer
Rush, Barrie J.....................Vice President/Investment Officer
Rustad, James W......................Associate VP/Investment Officer
Rutledge, Andrew S..........................Associate Vice President
Ryan, Margaret M......................................Vice President
Salzman, Dennis G..................Vice President/Investment Officer
Sammons, Greg P................................Senior Vice President
Santos, Stephen W..................Vice President/Investment Officer
Sawyer, Robert I...................Vice President/Investment Officer
Scherer, Rachael M.................................Managing Director
Schmidt, Roger J........................Senior VP/Investment Officer
Schneebeck, Robert J...............Vice President/Investment Officer
Schonebaum, David R................Vice President/Investment Officer
Schor, Stephen J..................................Investment Officer
Schwartz, David K.................................Investment Officer
Sebastian, John V..............................Senior Vice President
Seitz, Thomas G.......................................Vice President
Sergeant, James C.....................................Vice President
Sexe, Douglas E...................................Investment Officer
Seyler, James R....................Vice President/Investment Officer
Shaffer, William J.................Vice President/Investment Officer
Shanahan, Brendan.....................................Vice President
Shannon, Robert S.................................Investment Officer
Shantz, Deborah C.....................................Vice President
Sharma, Shree N....................Vice President/Investment Officer
Sharp, Terrence L..................Vice President/Investment Officer
Shaughnessy, Robert M..............Vice President/Investment Officer
Shaw, Jr, Fred D........................Senior VP/Investment Officer
Shoemaker, Jr, Charles J...........Vice President/Investment Officer
Siebold, Thomas H.................................Investment Officer
Siebrasse, Daniel H..................Associate VP/Investment Officer
Siegler, John C................................Senior Vice President
Sikich, Joseph D...................Vice President/Investment Officer
Silfen, Howard C...................................Managing Director
Simmons, Barbara N.................Vice President/Investment Officer
Simpson, Carol D..................................Investment Officer
Sinclair, Charles W................Vice President/Investment Officer
Sinkula, John A.........................Senior VP/Investment Officer
Sire, Wendy S........................Associate VP/Investment Officer
Skillestad, Robert A...............Vice President/Investment Officer
Slaasted, Robert J................................Investment Officer
Slichter, Kenneth C................................Managing Director
Sloan, Owen A......................Vice President/Investment Officer
Smegal, Bradley T..................Vice President/Investment Officer
Smith, Bradley D.....................Associate VP/Investment Officer
Smith, Bruce E.....................................Managing Director
Smith, David W.....................Vice President/Investment Officer
Smith, Delbert E........................Senior VP/Investment Officer
Smith, Geoffrey B.....................................Vice President
Smith, Graham F...................................Investment Officer
Smith, Grant D.....................Vice President/Investment Officer
Smith, Rodney F.......................................Vice President
Smith, Ronald W....................Vice President/Investment Officer
Smith, Stephen M......................................Vice President
Soderlund, John R..................Vice President/Investment Officer
Sogge, David B.................................Senior Vice President
Solon, Vlasie...........................Senior VP/Investment Officer
Sorenson, Mary A..................................Investment Officer
Souders, William R................First VP/Inst'l Fixed Income Sales
South, Donald R....................Vice President/Investment Officer
Spavin, Charles H....................Associate VP/Investment Officer
Spencer, Brad L...................................Investment Officer
Spencer, Carla J..................................Investment Officer
Spencer, Michael M...................Associate VP/Investment Officer
Spheeris, Leon G...................Vice President/Investment Officer
Spurrier, John E........................Senior VP/Investment Officer
Stano, John P......................Vice President/Investment Officer
Stebbins, Kirk D......................................Vice President
Stehr, Rollyn D...................................Investment Officer
Stengel, John R.........................Senior VP/Investment Officer
Stoner, Jr, Paul A.................Vice President/Investment Officer
Storey, Jr, Benjamin M..................Senior VP/Investment Officer
Stotts, Thomas J......................................Vice President
Stoudt, Dana C....................................Investment Officer
Stover, Allen L.........................Senior VP/Investment Officer
Stradt, Michael L..................Vice President/Investment Officer
Straight, Thomas G.................Vice President/Investment Officer
Stribling, Richard B..............................Investment Officer
Strom, Kevin L.....................................Managing Director
Styrbicki, John M.................First VP/Inst'l Fixed Income Sales
Sucharski, Thomas J................Vice President/Investment Officer
Sullivan, Daniel J................................Investment Officer
Sullivan, Michael G...................................Vice President
Sullivan, Patrick T...................................Vice President
Sullivan, Thomas E.................................Managing Director
Sullivan, Thomas M.................................Managing Director
Sumners, Mary S.......................................Vice President
Surbeck, Richard J......................Senior VP/Investment Officer
Svendsen, G. Rolf.....................................Vice President
Swanson, Cynthia J.................Vice President/Investment Officer
Swanson, Roger W...................Vice President/Investment Officer
Swart, Keith D........................................Vice President
Sweet, Catherine L....................................Vice President
Sweno, Jeffrey G...................Vice President/Investment Officer
Sykes, Susan M....................................Investment Officer
Takemura, Stephen M..................Associate VP/Investment Officer
Talt, Sandra L..............................Associate Vice President
Tate, Carlene R...............Assistant VP/Inst'l Fixed Income Sales
Tejera, Richard J..................................Managing Director
Theiss, Randy L.......................................Vice President
Thickens, David W...........................Associate Vice President
Thiele, Richard W....................Associate VP/Investment Officer
Thomas, Steven J.....................Associate VP/Investment Officer
Thompson, John G.........................First VP/Investment Officer
Thompson, John L...................Vice President/Investment Officer
Thornton, Michael J................Vice President/Investment Officer
Tierney, Jr, Eugene W..............Vice President/Investment Officer
Tobin, Cathleen B..............................Senior Vice President
Towers, John R........................................Vice President
Trafton, R. Michael..................Associate VP/Investment Officer
Trageser, David P.....................................Vice President
Trammel, Susan S............................Associate Vice President
Trinen, Michael F..................Vice President/Investment Officer
Tripp, Thomas G....................Vice President/Investment Officer
Tschetter, Ronald A.........................Executive Vice President
Turnquist, Edwin G................................Investment Officer
Unterseher, Loren A...................................Vice President
Upin, David T......................Vice President/Investment Officer
Utley, James T.....................Vice President/Investment Officer
Van Amen, Martin J...................Associate VP/Investment Officer
Van Note, Gordon F....................................Vice President
Vanden Heuvel, Matthew J..........................Investment Officer
Vendetti, Dino J......................................Vice President
Vinson, Curtis R..................................Investment Officer
Vogel, Charles S........................First VP/Inst'l Equity Sales
Vogel, Dale J......................Vice President/Investment Officer
Volk, Joan L................................Associate Vice President
Wade, Eugene R.....................Vice President/Investment Officer
Waits, Dennis N...................................Investment Officer
Wall, Curtis L...........................First VP/Investment Officer
Wallstein, Gary L..................Vice President/Investment Officer
Walter, Thomas T..................................Investment Officer
Walters, Lawrence C...............................Investment Officer
Wanne, Sidney C.........................Senior VP/Investment Officer
Warner, Craig W......................Associate VP/Investment Officer
Watkins, Christopher M...............Associate VP/Investment Officer
Wattier, Richard A................................Investment Officer
Webb, Stanton R....................Vice President/Investment Officer
Webb, Steven F....................................Investment Officer
Webster, Ann A..............................Associate Vice President
Weed, Thomas G....................................Investment Officer
Weems, Don G.......................Vice President/Investment Officer
Weingartner, Harry.................Vice President/Investment Officer
Weinrich, Frederick J..............Vice President/Investment Officer
Weirich, Joseph J..................Vice President/Investment Officer
Welch, John D..................................Senior Vice President
Wells, John F............................First VP/Investment Officer
Weltzien, Don L.........................Senior VP/Investment Officer
Wendel, Michael R.................................Investment Officer
West, Jr, Gene T...................Vice President/Investment Officer
Westerbur, Barbara J..................................Vice President
Whalen, Jr, John L.................Vice President/Investment Officer
White, James R.....................................Managing Director
White, Ronald G..........................First VP/Investment Officer
Wick, Scott R......................Vice President/Investment Officer
Wickman, Barry E...................Vice President/Investment Officer
Wiederhoeft, Diane M........................Associate Vice President
Wier, Michael J....................................Managing Director
Wilkins, Richard G.................Vice President/Investment Officer
Wilkinson, Charles H.....................First VP/Investment Officer
Williams, Robert D.......................First VP/Investment Officer
Wilson, Dennis A.........................First VP/Investment Officer
Wilson, Robert J...................Vice President/Investment Officer
Wilson, Terrance L.................Vice President/Investment Officer
Winegar, Michael B................................Investment Officer
Winkey, Travis J...................................Managing Director
Winsness, Sharon A.................Vice President/Investment Officer
Witt, Gregory A...................................Investment Officer
Wittenburg, Bonnie L...............................Managing Director
Wolfe, David M........................................Vice President
Woodstra, Bradford P..............................Investment Officer
Wool, Stephen C.......................................Vice President
Wozniak, James M...................Vice President/Investment Officer
Wozny, Gary M......................Vice President/Investment Officer
Wrich, Thomas L...................................Investment Officer
Wright, Robert S..................................Investment Officer
Wulff, Karen P....................................Investment Officer
Wurst, Molly A..............................Associate Vice President
Wyszynski, Don H..........................Managing Director/Director
Yanisch, Stephen J........................Managing Director/Director
Young, Gavin W..........................Senior VP/Investment Officer
Ziehl Jr, William H................Vice President/Investment Officer
Zimm, Rodney V....................................Investment Officer
Zitek, James D....................................Investment Officer